(ICON)

Prudential
Global
Genesis
Fund, Inc.

ANNUAL
REPORT
May 31, 1998

(LOGO)

Prudential Global Genesis Fund, Inc.

Performance At A Glance.
Global small-company stocks turned down sharply in May, as it became clearer that Asia's economic slowdown would affect some small firms around the world. The Lipper Global Small Company Fund Average for the past year was positive. However, it was below its five-year average and also trailed the gains of larger companies. The May downturn pulled the Prudential Global Genesis Fund below the Lipper average for the year primarily because the earnings of some of our U.S. companies failed to meet our expectations.

Cumulative Total Returns1                                  As of 5/31/98

                                   One       Five       Ten         Since
                                  Year       Years     Years      Inception2
           Class A                  9.81%       71.97%     N/A         112.57%
           Class B                  9.04        65.46     148.24%      168.09
           Class C                  9.04          N/A      N/A          31.68
           Class Z                 10.22          N/A      N/A          25.55
           Lipper Global
           Small Co. Fund Avg.3    11.90        96.84     182.83         ***

Average Annual Total Returns1                              As of 6/30/98

                                   One       Five       Ten         Since
                                  Year       Years     Years      Inception2
           Class A                  -3.11%      10.35%     N/A         8.07%
           Class B                  -3.76       10.49     8.81%        9.41
           Class C                   0.24        N/A       N/A         5.96
           Class Z                   2.33        N/A       N/A        10.58

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges.
The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year. Class Z shares are not subject to sales charge or distribution fee.

2Inception dates: Class A, 1/22/90; Class B, 1/29/88; Class C, 8/1/94; and Class Z, 9/16/96.

3Lipper returns are for all funds in each share class for the one-, five-, and ten-year periods.

***Lipper Since Inception returns are 137.76% for Class A; 213.03% for Class B; 71.14% for Class C; and 18.76% for Class Z based on all funds in each share class.

  How Investments Compared.
     (As of 5/31/98)
         (GRAPH)

  U.S.   General    General     U.S.
Growth     Bond    Muni Debt   Taxable
 Funds    Funds      Funds    Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Steve Auth, Fund Manager                             (PHOTO)

Portfolio
Manager's Report

The Prudential Global Genesis Fund seeks to achieve long-term growth of capital by investing primarily in common stocks and other equity securities of smaller foreign and U.S. companies. The Fund is subject to all the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Which Market Matters.
We monitor and adjust our country allocations because sometimes economic trends are so strong they overwhelm the impact of individual companies' business strategies and management quality. Today, European companies are generally benefiting from the quickening pace of economic activity, while most Asian firms are suffering from a slowing regional economy and difficulty in getting needed credit and foreign currencies.

Strategy Session.

We Like Europe.
We increased our holdings in Continental Europe and the United Kingdom significantly to benefit more from Europe's economic acceleration. Europe is still in the early stages of a productivity boom, with a long way to go. Its economic expansion is fueled by low interest rates. The increased demand for stocks bodes well for future returns. We increased our holdings in Continental Europe to 26% and in the U.K. to 15% of total assets as of May 31, 1998.

We are somewhat more focused in Spain, Italy, and Scandinavia. We are looking for companies that have restructured to improve their productivity. For example, our largest holding is a French contractor, Societe Generale D'Enterprises (SGE), which has completed a major restructuring of its European operations. Cubiertas, a Spanish building contractor, is benefiting from its restructuring, a construction revival in Spain, and expansion into Latin America.

The U.S. stock market remains expensive, while earnings have begun to decline. However, the earnings growth of smaller companies has held up and their prices have not risen as much as those of larger companies. We are focusing on companies whose earnings are not exposed to Asian weakness, as well as on attractively priced technology and oil service companies.

We reduced our holdings in Japan and the Pacific to six percent of assets as of May 31. Although we remain optimistic about their long-term prospects, we will stay defensive in the near future.

Our Latin American holdings are up to three percent of assets. Mexican consumers are buying, buoyed by economic expansion above six percent a year.


     Portfolio Composition.
Sectors expressed as a percentage of
   net assets as of 5/31/98.
           (PIE CHART)

What Went Well.

Taking Profits, Buying Value.
Our U.S. companies that supply productivity-enhancing goods and services performed particularly well over the past year. Day Runner is a publisher of personal diaries that is expanding business by adding new products. American Management Systems is an international technological consulting firm. It has strong sales to the U.S. government and the growing telecommunications industry. We took our profits on In Focus Systems, which does presentation consulting and sells liquid crystal displays.

Other U.S. holdings with strong performances included BJ Services, a leading provider of pressure pumping and other services for the production of oil and natural gas. The company's record revenues and profits are financing stock repurchases and further growth. We reduced our holdings substantially before concerns about low oil prices affected the stock. We sold all of our inexpensively acquired stake in Allied Holdings, an auto hauler that improved its earnings and its stock price.

In Europe, our U.K., French, and Swiss holdings performed particularly well. John Mowlem & Co. (a construction company) in the U.K. and Mikron Holdings (production machinery and robots) and Sarna Kunstoff (specialty chemicals) in Switzerland are among our larger high-performing holdings.

And Not So Well.
Earnings Disappointments.
Some of our U.S. holdings had earnings disappointments and the stock markets reacted quickly to any sign of trouble. When a company we own disappoints, we will sell if there has been an erosion of the company's long-term position, but we may buy more if we still believe it is a sound investment. For example, although our shares of Compdent declined, we added to our holdings at a lower price. By the end of our reporting period, it was on the way up again, 30% above its low.

In other cases, we reduced or eliminated our positions. Reptron, a manufacturer and distributor of electronic goods, grew too fast for its management skills, in our view. Actel Corporation, a manufacturer of semiconductor logic devices (special purpose computer chips) faced slowing demand for communications equipment and difficulty introducing an important new product. We also substantially reduced our position in United Dental Care.

Five Largest Holdings.
1.7%        Societe Generale
            D'Enterprises S.A.
            Construction
1.4%        Compdent Corp.
            Health Care
1.2%        Mikron Holdings AG
            Machinery & Engineering
1.1%        American Management
            Systems, Inc.
            Data Processing &
            Reproduction
1.1%        Mail-Well, Inc.
            Printing

Expressed as a percentage of net assets as of 5/31/98.

Looking Ahead.
We are especially attracted to small European companies whose sales are growing with the accelerating economy and whose margins are benefiting from restructuring programs. This is a scenario that may run for several years.
Our U.S. holdings are relatively defensive consumer companies, inexpensive technology stocks, niche manufacturing firms, and health care stocks. We have less than our normal U.S. weighting. Our Latin American holdings are primarily focused on Mexico, which has underperformed the global markets in 1998 despite healthy growth prospects. We have reduced Pacific region and Japanese exposure because stocks in the region are generally expensive for their current business prospects.
-------------------------------------------------------------------------------
                                 1

Global Opportunity Favors Small Companies
Fund Manager Steve Auth explains why small-company stocks represent value today.

Q.Why should investors consider small-company stocks today?
A. Smaller companies are traditionally expected to grow faster than larger, more established companies because they are more nimble and have less earnings inertia. They are starting from a smaller base, so it takes less for them to expand their businesses.

Q. What are the prospects for global small-cap stocks?
A. By our estimates, earnings of smaller companies in the rapidly changing European economy will grow 15% to 20% annually over the next three years, a bit better than European large-company earnings. In the U.S., where large-company earnings growth has been slowing for two years, we expect earnings to grow at single-digit rates, compared with rates in the mid-teens for smaller firms. Although the Japanese economy is declining today, and earnings prospects generally are not good, we have found a number of exciting smaller companies. They are in dynamic growth niches, which are expanding rapidly.

Q. What are we paying for this growth potential?
A. That's what's unusual today. Normally we do pay more for each dollar of projected earnings of small firms because of their greater growth potential. Today, however, global investors have "flown to quality" -- they have preferred the large, well-known companies with diverse markets. As a result, we now pay significantly less for a dollar of small- company profits than we do for those of large companies. We estimate that global small-company stocks are selling at almost a 20% discount to large company stocks, on average, despite their superior growth prospects.

Q. How does this affect buying opportunities?
A. Take Japan as an example: Japanese stocks have been much more expensive than stocks elsewhere and they still are, despite their falling market over the past year. However, we find a much larger gap in price between large and small firms. Investors have had more difficulty identifying good small Japanese companies -- they are followed by only four analysts, on average, compared with more than six analysts for U.S. small companies and nearly 12 analysts for European ones. (Large companies in all markets are followed by more analysts.) Our Tokyo-based team gives us local insight with Western analytical tools. We expect price/earnings ratios for Japanese stocks to come nearer to the same levels we find in the rest of the world. Small-company stocks have much less distance to travel.

                                                 (PHOTO)
-------------------------------------------------------------------------------

President's Letter                                    July 13, 1998
(PHOTO)
                         See You On the Net!

Dear Shareholder:
We are proud to be part of the worldwide web and we invite you to visit our two web sites, if you have not already done so. Yes, we currently offer two sites--each with its own distinctive identity.

http://www.prudential.com
The Prudential web site features information on personal investing, retirement planning, commercial and residential real estate opportunities, as well as insurance products for life, health, home and property.

You can look up performance data on your Prudential mutual funds, learn about proven investment strategies, or take one of our many interactive quizzes that will help guide you in determining long-term goals--like how much to save for your child's college education or for your retirement.

http://www.prusec.com
The Prudential Securities Virtual Branch Office is a full-service brokerage web site specifically designed to provide investors with the information they need to make informed financial decisions. It was rated the No. 1 full-service brokerage web site of its type by Financial Net News (February 1998), a subsidiary of Institutional Investor magazine, and was also rated among the top corporate web sites by Fortune magazine (Winter 1998).

What investors can find here are--daily market commentaries, stock quotes, economic forecasts, product news, and current market research, in addition to interactive investing programs. Investors, through their Prudential Securities Financial Advisors, may also enroll in Prudential OnlineR and have access to their personal account information which includes balances, security values, transactions and account activities. They can also easily E-mail their Financial Advisor.

Both sites also contain professional opportunities for people who are searching for employment or considering a change of career paths.

We plan to make further enhancements to our web pages as the year progresses. So please, the next time you are "web browsing" or "surfing the net," pay us a visit. Let us know what you think and what you'd like to see added in the future.

Sincerely,
Brian M. Storms
President, Prudential Mutual Funds & Annuities
-------------------------------------------------------------------------------
                               3

Portfolio of Investments as
of May 31, 1998                    PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
    ------------------------------------------------------------
LONG-TERM INVESTMENTS--95.5%
COMMON STOCKS--92.5%
    ------------------------------------------------------------
Australia--0.2%
  190,150    Goodman Fielder, Ltd. (Food
                Processing)                        $     284,928
------------------------------------------------------------
Brazil--0.1%
  202,000    Companhia Forca E Luz Cataguazes
                (Utilities-Electric)                      20,284
  847,000    Telecomunicacoes de Sao Paulo S.A.
                (Telecommunication Services)             128,863
                                                   -------------
                                                         149,147
------------------------------------------------------------
Canada--1.5%
   25,300    Canadian Western Bank Edmonton
                (Banking)                                399,533
   53,400    Clearnet Communications, Inc.
                (Cellular Communications)                610,762
   48,600    International Verifact, Inc.(a)
                (Computers)                              330,351
   14,000    Laurentian Bank of Canada (Banking)         324,419
   20,200    LGS Group, Inc. (Computer Software
                & Services)                              233,005
  105,600    Sedna Geotech, Inc.(a) (Mineral
                Resources)                                79,756
                                                   -------------
                                                       1,977,826
------------------------------------------------------------
Chile--0.4%
   14,100    Laboratorio Chile S.A. (ADR)
                (Medical Devices)                        250,275
   28,000    Quinenco S.A. (ADR)
                (Telecommunication Services)             266,000
                                                   -------------
                                                         516,275
------------------------------------------------------------
Denmark--0.3%
   30,097    Jacob Holm & Sons A/S(a) (Textiles)         420,423
------------------------------------------------------------
France--5.4%
    9,359    Ciments Francais (Basic
                Industries-Manufacturing)                584,615
    4,372    Compagnie Francaise d'Etudes et de
                Construction Technip (Building &
                Construction)                      $     626,522
   38,433    Dollfus-Mieg & Cie S.A. (Textiles)        1,058,508
      381    Galeries Lafayette (Retail)                 369,081
    8,061    Geodis (Transportation/Shipping)            632,784
    2,239    GFI Industries S.A. (Machinery &
                Engineering)                             609,926
      667    Groupe Flo(a) (Restaurants)                  39,771
    2,706    Havas Advertising S.A.
                (Advertising)                            571,725
   53,082    Lectra Systemes(a) (Computer
                Software & Services)                     414,918
   48,305    Societe Generale D' Enterprises
                S.A.(a) (Construction)                 2,234,811
                                                   -------------
                                                       7,142,661
------------------------------------------------------------
Germany--1.0%
   10,208    Pfandbriefbank Hypothek (Banking)           816,549
    5,983    Schwarz Pharma AG (Pharmaceuticals)         499,365
                                                   -------------
                                                       1,315,914
------------------------------------------------------------
Hong Kong--1.7%
  434,000    ASM Pacific Technology, Ltd.
                (Machinery & Engineering)                294,038
1,492,000    Innovative International Holdings,
                Ltd. (Automotive Parts)                  288,811
  170,000    Li & Fung, Ltd. (Consumer Products)         263,260
2,107,000    Lung Kee (Bermuda) Holdings, Ltd.
                (Industrial Components)                  516,621
  727,000    QPL International Holdings, Ltd.(a)
                (Electronic Components)                  170,750
  196,500    Varitronix International, Ltd.
                (Electronic Components)                  412,069
1,179,000    Wong's International Holdings, Ltd.
                (Electronic Components)                  270,825
  116,000    Yips Hang Cheung Holdings(a)
                (Chemicals)                                7,111
                                                   -------------
                                                       2,223,485

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of May 31, 1998                    PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
    ------------------------------------------------------------
Ireland--1.1%
   43,676    Adare Printing Group PLC (Printing)   $     616,923
  100,699    Anglo Irish Bank Corp. PLC
                (Banking)                                275,229
   63,312    DCC PLC (Diversified Operations)            558,926
                                                   -------------
                                                       1,451,078
------------------------------------------------------------
Italy--2.5%
   22,221    Banca Popolare Di Bergamo Credito
                Vaesino SpA (Banking)                    523,631
  123,999    Banca Popolare di Milano (Banking)        1,117,824
   88,155    Bulgari SpA (Retail)                        520,214
   18,723    Mediolanum SpA (Life Insurance)             626,744
  168,237    Pirelli SpA (Misc. Materials &
                Commodities)                             555,670
                                                   -------------
                                                       3,344,083
------------------------------------------------------------
Japan--4.1%
    1,200    Advantest Corp. (Electronic
                Components)                               73,939
   13,600    Asatsu, Inc. (Advertising)                  268,721
   10,000    Asia Securities Printing Co.
                (Printing)                                82,059
    2,000    Bellsystem, Inc. (Communications)           264,891
    5,000    C Uyemura & Co. (Chemicals)                 143,603
   41,000    Calsonic Corp. (Automotive Parts)           145,496
    6,700    Daiseki Co., Ltd. (Commercial
                Services)                                 47,022
      500    Furusato Industries (Building
                Materials & Components)                    1,512
    5,000    Hogy Medical Co. (Medical Products)         145,042
    9,000    Ibiden Co., Ltd. (Electronic
                Components)                              132,158
    3,600    Itoen, Ltd. (Beverages)                     110,909
    7,000    Japan Lifeline Co., Ltd. (Medical
                Technology)                              143,603
   20,000    Kawasumi Laboratories (Medical
                Products)                                292,244
    2,300    Keyence Corp. (Electronic
                Components)                              276,315
    6,400    Matsumotokiyoshi (Retail)                   219,744
   11,600    Mimasu Semiconductor Industry Co.,
                Ltd. (Electronic Components)             141,947
   15,818    Ministop Co., Ltd. (Food/Drug
                Retail)                                  306,852
    3,000    Mirai Industry Co., Ltd.
                (Miscellaneous)                           29,152
    8,500    Misumi Corp. (Industrial
                Components)                              156,631
    6,800    Mitsui High-Tec, Inc. (Industrial
                Components)                        $     166,421
    6,000    Nichii Gakkan Co. (Health Services)         198,668
   17,200    Nihon Dempa Kogyo (Electronic
                Components)                              112,913
   37,000    Nippei Toyama (Machinery)                   119,849
       90    Nissen(a) (Merchandising)                       162
    7,600    Oiles Corp. (Industrial Components)         186,000
    3,200    Otsuka Kagu, Ltd. (Retail)                  154,558
    3,000    Plenus Co., Ltd. (Retail)                    47,076
    9,000    Pulstec Industrial Co., Ltd. (Misc.
                Materials & Commodities)                 132,805
    5,600    Riso Kagaku Corp. (Office Equipment
                & Supplies)                              315,220
    8,000    Rock Field Co., Ltd. (Foods)                108,260
    2,800    Ryohin Keikaku Co., Ltd. (Retail)           249,919
    6,200    Square Co., Ltd. (Computer Software
                & Services)                              198,596
    7,800    Union Tool Co. (Machinery &
                Engineering)                             275,112
   18,500    Up, Inc. (Education)                         46,608
    6,050    Zenrin Co., Ltd. (Electronic
                Components)                              204,679
                                                   -------------
                                                       5,498,686
------------------------------------------------------------
Mexico--2.4%
   25,000    Apasco S.A. de C.V. (Building &
                Products)                                152,657
  195,000    Biper S.A. de C.V.
                (Telecommunication Services)              91,016
    7,700    Coca Cola Femsa S.A. de C.V. (ADR)
                (Beverages)                              130,900
  212,600    Consorcio Hogar S.A. de C.V.
                (Building & Construction)                250,004
   52,000    Corporacion Interamericana de Entre
                Entretenimiento S.A.
                (Miscellaneous Services)                 167,010
  246,200    Corporativo Fragua S.A.(a) (Retail)         278,917
    5,340    Fomento Economico Mexicano S.A.
                (Development)                            176,220
  109,000    G Accion, S.A. de C.V. (Real
                Estate-Landlords)                         98,788
   26,400    Geo Corp. S.A. de C.V. (Building &
                Construction)                            150,738

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of May 31, 1998                    PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
    ------------------------------------------------------------
Mexico (cont'd.)
   22,700    Grupo Elektra, S.A. de C.V. (ADR)
                (Retail)                           $     263,887
  379,400    Grupo Financiero Bancomer S.A. de
                C.V. (Banking)                           189,120
  244,800    Grupo Financiero Banorte S.A. de
                C.V. (Banking)                           332,797
   19,200    Grupo Radio Centro S.A. de C.V.
                (ADR) (Radio & Television)               247,200
   12,100    Industrias Bachoco S.A. (ADR)
                (Foods)                                  136,125
   63,700    Kimberly-Clark de Mexico, S.A. de
                C.V. (Cosmetics & Soaps)                 265,567
   19,600    Tubos de Acero de Mexico, S.A.
                (Steel-Producers)                        292,775
                                                   -------------
                                                       3,223,721
------------------------------------------------------------
Netherlands--2.9%
    2,521    BAM Groep N.V. (Building &
                Construction)                            225,907
   23,357    DOCdata N.V. (Miscellaneous)                709,283
   17,830    Getronics N.V. (Technology)                 886,161
   16,128    Internatio-Muller NV (Engineering &
                Equipment)                               581,139
    3,533    Prolion Holdings N.V. (Machinery)           451,271
      787    Twentsche Kabel Holdings N.V.
                (Diversified Industries)                  29,727
   29,073    Volker Wessels Stevin-N.V.(a)
                (Housing Construction)                   924,764
                                                   -------------
                                                       3,808,252
------------------------------------------------------------
Norway--2.4%
  146,215    Agresso Group ASA (Computer
                Services)                                668,011
   64,831    ASK ASA(a) (Data Processing &
                Reproduction)                            540,873
   14,713    Seateam Technology ASA(a)
                (Telecommunications Equipment)           311,741
   39,507    Sondenfjedske ND (Oil Services)             844,927
   78,491    Tandberg Television ASA
                (Telecommunications Equipment)           805,553
                                                   -------------
                                                       3,171,105
Peru--0.1%
    8,400    Compania De Minas Buenaventura
                (ADR) (Construction)               $     131,775
------------------------------------------------------------
Portugal--0.4%
   10,322    Portugal Telecom S.A.
                (Telecommunications)                     541,778
------------------------------------------------------------
Spain--1.8%
   14,336    BCO PASTOR (Gold)                           793,976
    2,682    Bodegas Y Bebidas S.A. (Beverages)          122,721
    5,173    GPO Acciona (Building &
                Construction)                          1,330,171
    3,697    Miquel Y Costas & Miquel S.A.
                (Paper)                                  188,909
                                                   -------------
                                                       2,435,777
------------------------------------------------------------
Sweden--1.1%
   29,176    Enator AB (Computer Services)               918,595
   15,743    NetCom Systems AB(a)
                (Telecommunication Services)             602,019
                                                   -------------
                                                       1,520,614
------------------------------------------------------------
Switzerland--5.1%
      376    Gurit-Heberlein AG (Manufacturing)        1,467,503
      125    Hilti (Machinery)                           114,309
    2,379    Kardex AG (Miscellaneous)                   777,765
    6,222    Mikron Holding AG(a) (Machinery &
                Engineering)                           1,593,771
      292    Phonak Holding AG (Medical
                Products)                                275,565
    2,190    PubliGroupe S.A. (Advertising)              696,785
      601    Sarna Kunststoff Holdings AG(a)
                (Building & Products)                  1,134,344
      172    SIG Schweizerische
                Industrie-Gesellschaft Holding
                AG (Industrial Machinery)                162,899
    2,089    Valora Holdings (Restaurants)               566,783
                                                   -------------
                                                       6,789,724
------------------------------------------------------------
Thailand--0.1%
  134,320    Thai Storage Battery Public Co.,
                Ltd. PLC (Automotive Parts)              136,349

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as
of May 31, 1998                    PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
    ------------------------------------------------------------
United Kingdom--15.3%
    6,830    Alliance UniChem PLC
                (Pharmaceuticals)                  $      56,631
   75,719    Arriva PLC (Diversified Industries)         551,205
  214,674    Baird (William) PLC (Textiles &
                Apparel)                                 833,930
   75,462    Blacks Leisure Group PLC (Retail)           453,262
   89,223    British-Borneo Petroleum Syndicate
                PLC (Oil & Gas
                Exploration/Production)                  560,675
  102,549    Cadcentre Group PLC(a) (Computers)          493,772
   73,544    Capita Group PLC (Merchandising)            651,809
  290,769    Datrontech Group PLC (Electronic
                Components)                              579,004
   98,393    David Brown Group PLC
                (Manufacturing)                          425,582
  240,923    Dialog Corp. PLC(a) (Computer
                Services)                                570,190
   17,207    Dr. Solomon's Group PLC(a) (ADR)
                (Computer Software & Services)           507,607
  165,704    Finelist Group PLC (Automotive
                Parts)                                   979,073
  158,262    FirstGroup PLC (Transportation-Road
                & Rail)                                1,121,088
  149,926    FKI PLC (Manufacturing)                     513,889
   21,996    Games Workshop Group PLC (Toy
                Manufacturer)                            190,280
  133,158    Headlam Group, PLC (Distribution/
                Wholesalers)                             858,495
  168,189    Hewden Stuart PLC (Auto/Equipment
                Rental)                                  565,507
   25,199    Hozelock Group PLC (Farm &
                Industrial Machinery)                    150,124
    1,048    Icon PLC (ADR)(a) (Retail)                   26,724
   96,329    Jarvis PLC (Construction)                 1,202,796
  250,301    Jarvis Hotels PLC (Hotels)                  694,520
   68,689    Johnson Matthey PLC (Electronics)           695,108
  138,934    Johnston Press PLC (Publishing)             535,173
   80,370    London International Group, PLC
                (Health Care)                            255,801
   92,603    Matalan PLC (Retail)                        426,233
  173,395    Mayflower Corp. PLC (Automobiles &
                Trucks)                                  679,237
  692,951    Mowlem (John) & Co. PLC
                (Construction)                         1,453,380
   33,303    Nestor Healthcare Group PLC (Health
                Care)                                    177,748
  162,062    Partco Group PLC (Automotive)               814,714
    4,295    Perpetual (Financial Services)              301,443
  242,593    Skillsgroup PLC (Computer Services)   $   1,187,881
  388,808    Skyepharma PLC(a) (Drugs & Medical
                Supplies)                                526,728
  127,447    Westminster Healthcare Holdings PLC
                (Health Services)                        634,458
   90,009    WPP Group PLC (Advertising)                 575,898
                                                   -------------
                                                      20,249,965
------------------------------------------------------------
United States--42.6%
   67,900    Actel Corp. (Technology)                    865,725
   14,300    ACX Technologies, Inc.(a)
                (Diversified Industries)                 324,431
   20,900    Aetrium, Inc.(a) (Electronic
                Components)                              274,313
   12,400    AGCO Corp. (Machinery)                      311,550
   61,600    Allied Products Corp. (Machinery &
                Engineering)                           1,324,400
   34,200    Alternative Resources Corp.(a)
                (Miscellaneous)                          696,825
   40,200    Altron, Inc.(a) (Electrical &
                Electronics)                             444,713
   55,400D   American Management Systems,
                Inc.(a) (Data Processing &
                Reproduction)                          1,502,725
   51,800    Anadigics, Inc. (Computer Products)         747,862
   23,300    Arm Financial, Inc. (Medical
                Technology)                              476,194
   19,300    Artesyn Technologies Inc.(a)
                (Electrical Equipment)                   316,641
   13,600    Billing Concepts Corp. (Commercial
                Services)                                316,200
   15,600    BJ Services Co.(a) (Oil Services)           509,925
    8,200    Black Box Corp.(a) (Computer
                Software & Services)                     326,975
   19,200    Borders Group, Inc.(a) (Retail)             595,200
   26,000    Brightpoint, Inc.
                (Distribution/Wholesalers)               411,125
   30,900    Brooks Automation, Inc.(a)
                (Electrical Goods)                       397,838
   23,600    Carramerica Realty Corp. (Real
                Estate-Developers)                       660,800
   31,000    Cellstar Corp.(a) (Distribution/
                Wholesalers)                             932,906
   18,300    Centennial Cellular Corp.(a)
                (Cellular Communications)                640,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as
of May 31, 1998                   PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
    ------------------------------------------------------------
United States (cont'd.)
   14,200    Centerpoint Properties Trust (Real
                Estate)                            $     481,025
   50,300    Claire Stores, Inc. (Retail)                946,269
   34,000    Clayton Williams Energy, Inc.(a)
                (Oil & Gas
                Exploration/Production)                  357,000
  127,200    Compdent Corp.(a) (Health Care)           1,876,200
   44,800    Complete Management, Inc. (Health
                Care)                                    302,400
   64,900    Cooker Restaurant Corp.
                (Restaurants)                            681,450
   32,500    Cost Plus, Inc. (Real Estate)               962,812
   38,800    Day Runner, Inc.(a) (Consumer
                Goods)                                   853,600
    9,200    DENTSPLY International, Inc.
                (Dental Supplies)                        310,500
   31,500    Digital Microwave Corp.
                (Appliances)                             304,172
   23,800    Electro Scientific Industries,
                Inc.(a) (Electronic Components)          797,300
   10,500    Etec Systems, Inc.(a) (Electronic
                Components)                              383,906
    9,350    Family Golf Centers, Inc.(a)
                (Leisure)                                245,438
   23,000    Faro Technologies, Inc.(a)
                (Electronic Components)                  248,688
   21,200    FBL Financial Group, Inc.
                (Financial Services)                     594,925
    8,500    Financial Security Assurance
                Holdings, Ltd. (Financial
                Services)                                503,625
   52,500    Foodmaker, Inc.(a) (Restaurants)            885,937
   29,900    Frontier Insurance Group, Inc.
                (Financial Services)                     732,550
   54,800    Galoob Toys, Inc. (Retail)                  606,225
   21,600    Gaylord Container Corp.
                (Containers)                             180,900
   25,800    General Scanning, Inc.(a)
                (Industrial Components)                  390,225
    8,300    Golf Trust of America, Inc. (Real
                Estate)                                  271,825
   43,300    Hall, Kinion & Assoc., Inc.(a)
                (Human Resources)                        611,612
   37,100    Imax Corp.(a) (Electronic
                Components)                              936,775
   12,900    Interim Services, Inc.(a)
                (Financial Services)                     374,906
    1,000    International Verifact, Inc.(a)
                (Computers)                                6,813
   19,900    Invacare Corp. (Health Care)                524,862
   36,600    Invivo Corp.(a) (Health Care)               434,625
   16,900    Jabil Circuit, Inc.(a)
                (Electronics)                            575,656
   27,000    Kilroy Realty Corp.(a) (Real
                Estate)                                  707,062
   24,800    Kulicke & Soffa Industries, Inc.(a)
                (Electrical Goods)                 $     424,700
   25,500    Lam Research Corp.(a)
                (Semiconductor & Related
                Devices)                                 607,219
   44,700    Landec Corp.(a) (Chemicals)                 312,900
   26,000    Liberty Property Trust (Real
                Estate)                                  687,375
   32,400    Mail-Well, Inc.(a) (Printing)             1,490,400
   24,590    Medical Assurance, Inc.(a)
                (Insurance)                              679,299
   16,400    Microchip Technology, Inc.
                (Industrials)                            401,800
   35,600    Natural Microsystems Corp.(a)
                (Telecommunications)                     762,062
   12,000    NCI Building Systems, Inc. (Steel &
                Metals)                                  636,750
   20,300    Nichols Research Corp.(a)
                (Electronics)                            487,200
   38,200    Northwest Pipe Co.(a) (Steel &
                Metals)                                  869,050
   22,400    Omniquip International, Inc.
                (Machinery & Equipment)                  491,400
   38,700    P-Com, Inc. (Network Systems)               580,500
   36,000    Pairgain Technologies, Inc.(a)
                (Telecommunications)                     562,500
   21,700    Parkway Properties, Inc. (Real
                Estate)                                  671,344
   18,950    Patterson Dental Co.(a) (Health
                Care)                                    615,875
    7,900    Perceptron, Inc.(a) (Commercial
                Services)                                 96,775
   11,500    Photronics, Inc.(a) (Electronic
                Components)                              303,313
   39,100    Power-One, Ltd.(a) (Energy
                Equipment)                               386,113
   24,100    Pride International, Inc. (Energy)          540,744
   36,200    Quanex Corp. (Steel & Metals)             1,124,462
   24,600    RDO Equipment Co.(a) (Retail)               424,350
   40,000    Remec, Inc. (Aerospace/Defense)             575,000
   35,500    Rowan Companies, Inc.(a) (Oil & Gas
                Services)                                907,469
   16,000    Rural/Metro Corp.
                (Security/Investigation
                Services)                                378,000
   21,600    Sawtek, Inc.(a) (Electronic
                Components)                              554,175
   27,700    SCI Systems Inc.(a) (Electronic
                Components)                              945,262
   57,300D   Scientific Games Holdings Corp.(a)
                (Consumer Goods)                       1,210,462
   29,400    Sequent Computer Systems, Inc.(a)
                (Computers)                              486,937
   17,100    Southern Pacific Funding Corp.(a)
                (Other Financial Intermediaries)         262,913

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as
of May 31, 1998                    PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
    ------------------------------------------------------------
United States (cont'd.)
   14,000    SpeedFam International, Inc.(a)
                (Electronics)                      $     273,000
   29,900    Suburban Lodges America, Inc.
                (Hotel/Motel)                            480,269
   44,600    Summit Design, Inc.(a) (Software)           663,425
    7,900    Tech Data Corp.(a) (Distribution/
                Wholesalers)                             320,938
   39,800    The BISYS Group, Inc.(a) (Data
                Processing & Reproduction)             1,477,575
    5,200    The PMI Group, Inc. (Insurance)             390,975
    6,500    Trinity Industrial, Inc.
                (Machinery)                              310,375
   26,800    Valmont Industries, Inc. (Steel &
                Metals)                                  536,000
   80,100    Vanguard Cellular Systems, Inc.
                (Telecommunication Services)           1,436,794
   68,500    Vari-Lite International, Inc.(a)
                (Electrical Equipment)                   479,500
   13,200    Veritas DGC, Inc.(a)
                (Miscellaneous)                          683,925
   51,200    Western Wireless Corp.(a)
                (Telecommunication Services)             947,200
   27,700    Wolverine Tube, Inc.(a) (Steel &
                Metals)                                1,011,050
                                                   -------------
                                                      56,653,506
                                                   -------------
             Total common stocks
                (cost US$118,150,163)                122,987,072
                                                   -------------
PREFERRED STOCKS--3.0%
------------------------------------------------------------
Australia--0.1%
   76,000    Star City Holdings, Ltd.(a)
                (Leisure & Tourism)                       48,400
------------------------------------------------------------
Brazil--0.4%
1,450,000    Caemi Mineracao e Metalurgia S.A.
                (Mining)                                  90,763
1,640,000    CIA Elet Est Bahia
                (Utilities-Electric)                      77,705
   66,500    CIA Riograndense Tel
                (Telecommunication Services)              71,689
  104,000    Telepar-Telec Do Parana S.A.(a)
                (Telecommunications)               $      36,618
1,194,000    Telecomunicacoes de Sao Paulo S.A.
                (Telecommunication Services)             255,356
                                                   -------------
                                                         532,131
------------------------------------------------------------
Germany--2.1%
    2,434    Fresenius AG (Health Care)                  486,745
    9,546    Henkel KGAA (Chemicals)                     855,568
      395    Hugo Boss AG (Apparel)                      854,631
    1,870    Ksb Kl Schanz Beck (Machinery &
                Engineering)                             565,651
                                                   -------------
                                                       2,762,595
------------------------------------------------------------
Netherlands--0.4%
   11,859    Ballast Nedam N.V. (Building &
                Construction)                            562,876
                                                   -------------
             Total preferred stocks
                (cost US$3,599,013)                    3,906,002
                                                   -------------
WARRANTS(a)--0.0%
------------------------------------------------------------
Hong Kong--0.0%
  149,200    Innovative International Holdings,
                Ltd.
                Expiring 8/31/99 @ HKD0.072
                (Automotive Parts)                         1,194
  166,000    Kingboard Chemical Holdings
                Expiring 12/31/98 @ HKD0.23
                (Chemicals)                                  857
  339,400    Wong's International Holdings, Ltd.
                Expiring 5/31/00 @ HKD0.38
                (Electronic Components)                    8,365
                                                   -------------
             Total warrants
                (cost US$0)                               10,416
                                                   -------------
             Total long-term investments
                (cost US$121,749,176)                126,903,490
                                                   -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as
of May 31, 1998                      PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

Principal
Amount                                                  Value
(000)        Description                              (Note 1)
     ------------------------------------------------------------
SHORT-TERM INVESTMENT--2.5%
------------------------------------------------------------
Repurchase Agreements
United States--2.5%
 US$3,364    Joint Repurchase Agreement Account
                5.569%, 6/01/98
                (cost US$3,364,000; Note 5)        $   3,364,000
                                                   -------------
------------------------------------------------------------
Total Investments--98.0%
             (cost US$125,113,176; Note 4)           130,267,490
             Other assets in excess of
                liabilities--2.0%                      2,662,884
                                                   -------------
             Net Assets--100%                      $ 132,930,374
                                                   -------------
                                                   -------------

---------------
D All or partial amount of security is segregated as collateral for financial futures transactions. Aggregate market value of $1,381,549 segregated at 5/31/98.
(a) Non-income producing security.
ADR--American Depository Receipt.
The industry classification of portfolio holdings and other net assets in excess of liabilities shown as a percentage of net assets as of May 31, 1998 was as follows:

Electronic Components..............................    5.1%
Retail.............................................    4.2
Miscellaneous......................................    3.9
Construction.......................................    3.8
Health Care........................................    3.4
Steel & Metals.....................................    3.1
Machinery & Engineering............................    3.1
Banking............................................    3.0
Telecommunication Services.........................    2.9
Real Estate........................................    2.9
Data Processing & Reproduction.....................    2.7
Computer Services..................................    2.5
Building & Construction............................    2.1
Distribution/Wholesalers...........................    1.9
Manufacturing......................................    1.8
Printing...........................................    1.7
Financial Services.................................    1.7
Restaurants........................................    1.6
Consumer Goods.....................................    1.6
Advertising........................................    1.6
Electronics........................................    1.5
Telecommunications.................................    1.4
Technology.........................................    1.3
Computer Software & Services.......................    1.3
Automotive Parts...................................    1.2
Industrial Components..............................    1.1
Oil Services.......................................    1.0
Machinery..........................................    1.0
Computers..........................................    1.0
Building & Products................................    1.0
Transportation-Road & Rail.........................    0.9
Chemicals..........................................    0.9
Cellular Communications............................    0.9
Telecommunications Equipment.......................    0.8
Insurance..........................................    0.8
Oil & Gas Services.................................    0.7
Oil & Gas Exploration/Production...................    0.7
Housing Construction...............................    0.7
Diversified Industries.............................    0.7
Textiles & Apparel.................................    0.6
Health Services....................................    0.6
Gold...............................................    0.6
Electrical Equipment...............................    0.6
Electrical Goods...................................    0.6
Computer Products..................................    0.6
Automotive.........................................    0.6
Apparel............................................    0.6
Other..............................................   17.2
                                                     -----
                                                      95.5
Other assets in excess of liabilities..............    4.5
(including Joint Repurchase Agreement)
                                                     100.0%
                                                     -----
                                                     -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Statement of Assets and Liabilities         PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           May 31, 1998
Investments, at value (cost $125,113,176)....................................................................      $130,267,490
Foreign currency, at value (cost $3,730,369).................................................................         3,663,661
Cash.........................................................................................................               868
Receivable for investments sold..............................................................................         2,781,052
Forward currency contracts - amount receivable from counterparties...........................................           571,063
Dividends and interest receivable............................................................................           282,722
Receivable for Fund shares sold..............................................................................            57,794
Other assets.................................................................................................             2,955
                                                                                                                   ------------
   Total assets..............................................................................................       137,627,605
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................         3,072,946
Payable for Fund shares reacquired...........................................................................           939,469
Accrued expenses and other liabilities.......................................................................           452,058
Management fee payable.......................................................................................           117,970
Distribution fee payable.....................................................................................            85,745
Withholding taxes payable....................................................................................            22,526
Due to broker - variation margin.............................................................................             6,517
                                                                                                                   ------------
   Total liabilities.........................................................................................         4,697,231
                                                                                                                   ------------
Net Assets...................................................................................................      $132,930,374
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Common stock, at par......................................................................................      $     89,050
   Paid-in capital in excess of par..........................................................................       124,469,349
                                                                                                                   ------------
                                                                                                                    124,558,399
   Accumulated net realized gain on investments and foreign currency transactions............................         2,643,958
   Net unrealized appreciation on investments and foreign currency translations..............................         5,728,017
                                                                                                                   ------------
Net assets, May 31, 1998.....................................................................................      $132,930,374
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($47,258,981 / 2,987,524 shares of common stock issued and outstanding)................................            $15.82
   Maximum sales charge (5% of offering price)...............................................................               .83
                                                                                                                   ------------
   Maximum offering price to public..........................................................................            $16.65
                                                                                                                   ------------
                                                                                                                   ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($83,668,568 / 5,784,096 shares of common stock issued and outstanding)................................            $14.47
                                                                                                                   ------------
                                                                                                                   ------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,234,426 / 85,334 shares of common stock issued and outstanding)....................................            $14.47
                                                                                                                   ------------
                                                                                                                   ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($768,399 / 48,003 shares of common stock issued and outstanding)......................................            $16.01
                                                                                                                   ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

PRUDENTIAL GLOBAL GENESIS FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                            May 31, 1998
Income
   Dividends (net of foreign withholding taxes
      of $169,107)............................   $ 1,598,041
   Interest...................................       192,668
                                                 ------------
      Total income............................     1,790,709
                                                 ------------
Expenses
   Management fee.............................     1,545,460
   Distribution fee--Class A..................       125,771
   Distribution fee--Class B..................     1,018,360
   Distribution fee--Class C..................        17,392
   Custodian's fees and expenses..............       420,000
   Transfer agent's fees and expenses.........       341,000
   Reports to shareholders....................        75,000
   Registration fees..........................        50,000
   Audit fees and expenses....................        32,000
   Legal fees and expenses....................        25,000
   Directors' fees and expenses...............        24,000
   Miscellaneous..............................         4,412
                                                 ------------
      Total expenses..........................     3,678,395
                                                 ------------
Net investment (loss).........................    (1,887,686 )
                                                 ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain on:
   Investment transactions....................    14,507,227
   Financial futures contracts................       377,351
   Foreign currency transactions..............       624,555
                                                 ------------
                                                  15,509,133
                                                 ------------
Net change in unrealized appreciation/depreciation on:
   Investments................................       136,745
   Financial futures contracts................        76,139
   Foreign currency transactions..............      (606,115 )
                                                 ------------
                                                    (393,231 )
                                                 ------------
Net gain on investments and foreign
   currencies.................................    15,115,902
                                                 ------------
Net Increase in Net Assets
Resulting from Operations.....................   $13,228,216
                                                 ------------
                                                 ------------

PRUDENTIAL GLOBAL GENESIS FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended May 31,
in Net Assets                         1998             1997
Operations
   Net investment (loss)........  $  (1,887,686)   $  (1,924,435)
   Net realized gain (loss) on
      investments and foreign
      currency transactions.....     15,509,133       58,597,973
   Net change in unrealized
      appreciation/depreciation
      on investments and foreign
      currencies................       (393,231)     (46,993,272)
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................     13,228,216        9,680,266
                                  -------------    -------------
Dividends from net realized
   gains on investment and
   foreign currency transactions
   Class A......................    (14,893,328)      (3,934,145)
   Class B......................    (32,320,533)     (11,301,405)
   Class C......................       (507,925)        (157,024)
   Class Z......................       (200,133)          (1,633)
                                  -------------    -------------
                                    (47,921,919)     (15,394,207)
                                  -------------    -------------
Fund share transactions (Net of
   share conversions) (Note 6)
   Net proceeds from shares
      subscribed................    158,861,747      200,389,634
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions.........     44,797,423       14,337,461
   Cost of shares reacquired....   (215,610,962)    (234,621,333)
                                  -------------    -------------
   Net decrease in net assets
      from Fund share
      transactions..............    (11,951,792)     (19,894,238)
                                  -------------    -------------
Total decrease..................    (46,645,495)     (25,608,179)
Net Assets
Beginning of year...............    179,575,869      205,184,048
                                  -------------    -------------
End of year*....................  $ 132,930,374    $ 179,575,869
                                  -------------    -------------
                                  -------------    -------------
---------------
* Includes undistributed net
   investment income of:........  $    --          $   2,173,253
                                  -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Notes to Financial Statements               PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
Prudential Global Genesis Fund, Inc., (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies with market capitalizations of less than U.S. $1 billion, as measured at time of purchase.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: Securities traded on an exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued at fair value as determined in good faith according to a pricing procedure developed by the Investment Adviser under procedures established by and under the general supervision of the Fund's Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year.
Net realized gain on foreign currency transactions represents net foreign exchange gains from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year-end exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivable and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
--------------------------------------------------------------------------------
                                       13

Notes to Financial Statements               PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign interest, dividends and (realized and unrealized) capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In addition, certain countries impose taxes on capital gains realized on the sale of portfolio securities, and as such, taxes have been accrued on the unrealized gains on such securities. Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, passive foreign investment companies and foreign currency transactions. Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gain on investments by $285,567 for the year ended May 31, 1998. Net realized gains and net assets were not affected by this change. This was primarily due to reclassification of net operating loss and foreign currency gains.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. The management fee paid PIFM is computed daily and payable monthly, at an annual rate of 1% of the average daily net assets of the Fund.
The Fund has distribution agreements with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund. Effective July 1, 1998, Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for its distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1%
--------------------------------------------------------------------------------
Notes to Financial Statements               PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended May 31, 1998.
PSI has advised the Fund that it received approximately $39,000 in front-end sales charges resulting from sales of Class A shares during the year ended May 31, 1998. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the year ended May 31, 1998, it received approximately $256,200 and $5,600 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
PIC, PSI, PIFM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the fiscal year ended May 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended May 31, 1998, the Fund incurred fees of approximately $327,000 for the services of PMFS. As of May 31, 1998, approximately $26,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended May 31, 1998 aggregated $287,072,166 and $316,860,579, respectively.
On May 28, 1998, the Fund sold 20 Hang Seng Stock Index financial futures contracts expiring in June, 1998. The value of such contracts at trade date was $1,219,512. The value of such contracts on May 31, 1998 was $1,143,373, thereby resulting in an unrealized gain of $76,139.
For federal income tax purposes, the Fund will elect to treat net capital losses of $2,548,833 incurred in the seven month period ending May 31, 1998 as having been incurred in the following fiscal year.
The federal income tax basis of the Fund's investments at May 31, 1998 was $125,136,232 and accordingly, net unrealized appreciation for federal income tax purposes was $5,131,258 (gross unrealized appreciation--$13,855,446; gross unrealized depreciation--$8,724,188).
At May 31, 1998 the Fund had outstanding forward currency contracts to sell foreign currencies as follows:

                             Value at
Foreign Currency            Settlement       Current
Sale Contract              Date Payable       Value         Appreciation
------------------------   ------------     ----------     --------------
Hong Kong Dollar
 expiring 4/27/99           $1,400,000      $1,378,228        $    21,772
Japanese Yen
 expiring
 6/19/98-11/16/98            6,234,805       5,685,514            549,291
                           ------------     ----------     --------------
                            $7,634,805      $7,063,742        $   571,063
                           ------------     ----------     --------------
                           ------------     ----------     --------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At May 31, 1998, the Fund had a
 .27% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $3,364,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co., Inc., 5.56%, in the principal amount of $300,000,000, repurchase price $300,139,000, due 6/1/98. The value of the collateral including accrued interest is $306,379,160.
Credit Suisse First Boston Corp., 5.60%, in the principal amount of $300,000,000, repurchase price $300,140,750, due 6/1/98. The value of the collateral including accrued interest is $310,487,462.
Deutsche Morgan Grenfell, Inc., 5.57%, in the principal amount of $300,000,000, repurchase price $300,139,250, due 6/1/98. The value of the collateral including accrued interest is $306,000,546.
--------------------------------------------------------------------------------
                                       15

Notes to Financial Statements               PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
J.P. Morgan Securities, Inc., 5.55%, in the principal amount of $148,698,000, repurchase price $148,766,772, due 6/1/98. The value of the collateral including accrued interest is $151,672,586.
UBS Securities LLC, 5.55%, in the principal amount of $194,446,000, repurchase price $194,535,931, due 6/1/98. The value of the collateral including accrued interest is $198,337,064.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Effective September 16, 1996 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has authorized 500 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.
Transactions in shares of common stock were as follows:

Class A                                 Shares        Amount
------------------------------------  ----------   -------------
Year ended May 31, 1998:
Shares sold.........................   5,019,452   $ 105,272,172
Shares issued in reinvestment of
  dividends and distributions.......   1,015,441      14,134,947
Shares reacquired...................  (6,145,726)   (127,189,388)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (110,833)     (7,782,269)
Shares issued upon conversion from
  Class B...........................     421,183       8,102,359
                                      ----------   -------------
Net increase in shares
  outstanding.......................     310,350   $     320,090
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1997:
Shares sold.........................   8,953,813   $ 182,785,315
Shares issued in reinvestment of
  dividends and distributions.......     190,292       3,701,176
Shares reacquired...................  (9,155,598)   (187,256,402)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................     (11,493)       (769,911)
Shares issued upon conversion from
  Class B...........................     498,308      10,387,463
                                      ----------   -------------
Net increase in shares
  outstanding.......................     486,815   $   9,617,552
                                      ----------   -------------
                                      ----------   -------------
Class B                                 Shares        Amount
------------------------------------  ----------   -------------
Year ended May 31, 1998:
Shares sold.........................   2,217,860   $  41,493,238
Shares issued in reinvestment of
  dividends and distributions.......   2,349,000      29,996,731
Shares reacquired...................  (4,280,118)    (75,664,364)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................     286,742      (4,174,395)
Shares reacquired upon conversion
  into Class A......................    (450,967)     (8,102,359)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (164,225)  $ (12,276,754)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1997:
Shares sold.........................     810,611   $  15,969,287
Shares issued in reinvestment of
  dividends and distributions.......     566,184      10,491,393
Shares reacquired...................  (2,346,819)    (45,831,867)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (970,024)    (19,371,187)
Shares reacquired upon conversion
  into Class A......................    (521,816)    (10,387,463)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................  (1,491,840)  $ (29,758,650)
                                      ----------   -------------
                                      ----------   -------------
Class C
------------------------------------
Year ended May 31, 1998:
Shares sold.........................     557,352   $  11,511,610
Shares issued in reinvestment of
  dividends and distributions.......      36,604         467,431
Shares reacquired...................    (601,469)    (12,299,491)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................      (7,513)  $    (320,450)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1997:
Shares sold.........................      38,355   $     755,412
Shares issued in reinvestment of
  dividends and distributions.......       7,732         143,268
Shares reacquired...................     (62,253)     (1,230,103)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................     (16,166)  $    (331,423)
                                      ----------   -------------
                                      ----------   -------------
Class Z
------------------------------------
Year ended May 31, 1998:
Shares sold.........................      32,016   $     584,727
Shares issued in reinvestment of
  dividends and distributions.......      14,095         198,314
Shares reacquired...................     (26,276)       (457,719)
                                      ----------   -------------
Net increase in shares
  outstanding.......................      19,835   $     325,322
                                      ----------   -------------
                                      ----------   -------------
September 16, 1996* through
  May 31, 1997:
Shares sold.........................      43,203   $     879,620
Shares issued in reinvestment of
  dividends and distributions.......          83           1,624
Shares reacquired...................     (15,118)       (302,961)
                                      ----------   -------------
Net increase in shares
  outstanding.......................      28,168   $     578,283
                                      ----------   -------------
                                      ----------   -------------
---------------
* Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------
Financial Highlights                        PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                         Class A
                                                 -------------------------------------------------------
                                                                   Year Ended May 31,
                                                 -------------------------------------------------------
                                                  1998        1997       1996(b)     1995(b)     1994(b)
                                                 -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $ 21.30     $ 21.74     $ 18.44     $ 18.75     $ 15.34
                                                 -------     -------     -------     -------     -------
Income from investment operations
Net investment income (loss)..................      (.20)       (.14)        .05(a)       --        (.03)(a)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................      1.37        1.45        3.34        (.21)       3.83
                                                 -------     -------     -------     -------     -------
   Total from investment operations...........      1.17        1.31        3.39        (.21)       3.80
                                                 -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income..........        --          --          --          --        (.15)
Dividends in excess of net investment
   income.....................................        --          --        (.09)       (.08)         --
Distributions from net realized gains on
   investment and foreign currency
   transactions...............................     (6.65)      (1.75)         --        (.02)       (.24)
                                                 -------     -------     -------     -------     -------
   Total distributions........................     (6.65)      (1.75)       (.09)       (.10)       (.39)
                                                 -------     -------     -------     -------     -------
Net asset value, end of year..................   $ 15.82     $ 21.30     $ 21.74     $ 18.44     $ 18.75
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
TOTAL RETURN (c):.............................      9.81%       6.74%      18.41%      (0.95)%     25.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................   $47,259     $57,032     $47,617     $44,051     $29,221
Average net assets (000)......................   $50,309     $47,563     $45,070     $32,430     $16,909
Ratios to average net assets:
   Expenses, including distribution fees......      1.88%       1.91%(d)    1.79%(a)    1.42%(a)    1.48%(a)
   Expenses, excluding distribution fees......      1.63%       1.66%(d)    1.54%(a)    1.17%(a)    1.25%(a)
   Net investment income (loss)...............      (.71)%      (.49)%       .26%(a)     .02%(a)    (.17)%(a)
For Class A, B, C and Z shares:
Portfolio turnover rate.......................       198%         60%         44%         64%         31%

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding, by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(d) Restated from prior year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Financial Highlights                        PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                           Class B
                                                 ------------------------------------------------------------
                                                                      Year Ended May 31,
                                                 ------------------------------------------------------------
                                                   1998         1997       1996(b)      1995(b)      1994(b)
                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $  20.18     $  20.87     $  17.84     $  18.22     $  14.93
                                                 --------     --------     --------     --------     --------
Income from investment operations
Net investment income (loss)..................       (.26)        (.33)        (.09)(a)     (.13)(a)     (.16)(a)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................       1.20         1.39         3.21         (.19)        3.74
                                                 --------     --------     --------     --------     --------
   Total from investment operations...........        .94         1.06         3.12         (.32)        3.58
                                                 --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........         --           --           --           --         (.05)
Dividends in excess of net investment
   income.....................................         --           --         (.09)        (.03)          --
Distributions from net realized gains on
   investment and foreign currency
   transactions...............................      (6.65)       (1.75)          --         (.03)        (.24)
                                                 --------     --------     --------     --------     --------
   Total distributions........................      (6.65)       (1.75)        (.09)        (.06)        (.29)
                                                 --------     --------     --------     --------     --------
Net asset value, end of year..................   $  14.47     $  20.18     $  20.87     $  17.84     $  18.22
                                                 --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------
TOTAL RETURN (c):.............................       9.04%        5.83%       17.51%       (1.73)%      24.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................   $ 83,669     $120,067     $155,292     $153,670     $174,659
Average net assets (000)......................   $101,836     $133,073     $154,566     $173,591     $102,451
Ratios to average net assets:
   Expenses, including distribution fees......       2.63%        2.66%(d)     2.54%(a)     2.17%(a)     2.25%(a)
   Expenses, excluding distribution fees......       1.63%        1.66%(d)     1.54%(a)     1.17%(a)     1.25%(a)
   Net investment (loss)......................      (1.48)%      (1.26)%       (.48)%(a)     (.77)%(a)     (.91)%(a)

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding, by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(d) Restated from prior year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

Financial Highlights                        PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                    Class C                                   Class Z
                                                 ---------------------------------------------     -----------------------------
                                                                                     August 1,                    September 16,
                                                                                      1994(d)                        1996(e)
                                                       Year Ended May 31,             Through      Year Ended        Through
                                                 -------------------------------      May 31,       May 31,          May 31,
                                                  1998        1997       1996(b)      1995(b)         1998             1997
                                                 -------     -------     -------     ---------     ----------     --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $ 20.18     $ 20.87     $17.84       $ 18.44       $  21.39          $20.46
                                                 -------     -------     -------     ---------     ----------          -----
Income from investment operations
Net investment gain (loss)....................      (.26)       (.27)      (.08 )(a)     (.12)(a)       (.38)            .03
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................      1.20        1.33       3.20          (.44)          1.65            2.65
                                                 -------     -------     -------     ---------     ----------          -----
   Total from investment operations...........       .94        1.06       3.12          (.56)          1.27            2.68
                                                 -------     -------     -------     ---------     ----------          -----
Less distributions
Dividends from net investment income..........        --          --         --            --             --              --
Dividends in excess of net investment
   income.....................................        --          --       (.09 )        (.03)            --              --
Distributions from net realized gains on
   investment and foreign currency
   transactions...............................     (6.65)      (1.75)        --          (.01)         (6.65)          (1.75)
                                                 -------     -------     -------     ---------     ----------          -----
   Total distributions........................     (6.65)      (1.75)      (.09 )        (.04)         (6.65)          (1.75)
                                                 -------     -------     -------     ---------     ----------          -----
Net asset value, end of period................   $ 14.47     $ 20.18     $20.87       $ 17.84       $  16.01          $21.39
                                                 -------     -------     -------     ---------     ----------          -----
                                                 -------     -------     -------     ---------     ----------          -----
TOTAL RETURN (c):.............................      9.04%       5.83%     17.51 %       (2.90)%        10.22%          13.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $ 1,234     $ 1,874     $2,275       $ 1,307       $    768          $  603
Average net assets (000)......................   $ 1,739     $ 1,958     $1,809       $   862       $    662          $  188
Ratios to average net assets:
   Expenses, including distribution fees......      2.63%       2.66%(g)   2.54 %(a)     2.27%(a)(f)      1.63%         1.66%(f)(g)
   Expenses, excluding distribution fees......      1.63%       1.66%(g)   1.54 %(a)     1.27%(a)(f)      1.63%         1.66%(f)(g)
   Net investment (loss)......................     (1.43)%     (1.24)%     (.44 )%(a)     (.90) (a)(f)      (.43)%       (.87)%(f)

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding, by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Annualized.
(g) Restated from prior year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

Report of Independent Accountants           PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Prudential Global Genesis Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Global Genesis Fund, Inc. (the 'Fund') at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
July 20, 1998
--------------------------------------------------------------------------------
                                       20

Tax Information (Unaudited)                 PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (May 31, 1998) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended May 31, 1998, the Fund paid a long-term capital gain distribution of $3.41 of which $3.30 is taxable as 28% rate gains and $0.11 is taxable as 20% rate gains, and a short-term capital gain distribution of $3.24 which is taxable as ordinary income. Further, we wish to advise you that 0% of the ordinary income dividend paid in the fiscal year ended May 31, 1998 qualified for the corporate dividends received deduction available to corporate taxpayers.
In January 1999, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 1998. The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended May 31, 1998.
--------------------------------------------------------------------------------
                                       21

Comparing A $10,000 Investment.
Prudential Global Genesis Fund, Inc. vs.
Morgan Stanley Capital International World Index.

// Prudential Global Genesis Fund, Inc.
-- Morgan Stanley Capital International World Index

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Global Genesis Fund (Class A, Class B, Class C, and Class Z) with a similar investment in the Morgan Stanley Capital International World Index (the Index) by portraying the initial account values at the commencement of operations of Class A, C, and Z shares and for 10 years for Class B shares, and subsequent account values at the end of each fiscal year (May 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, 1988 for Class B shares, 1994 for Class C shares, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on May 31, 1998; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution fee. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph.

The Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the Index. The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds and other indexes may portray different comparative performance. An investment cannot be made directly in an index.

Class A    Best Year:   1993   60.93%
           Worst Year:  1994   -8.20%

(GRAPH)

Average Annual Total Returns - Class A

With Sales Load
8.78% Since Inception
10.32% for 5 Years
4.32% for 1 Year

Without Sales Load
9.45% Since Inception
11.45% for 5 Years
9.81% for 1 Year


Class B    Best Year:   1993   59.74%
           Worst Year:  1994  -17.32%

(GRAPH)

Average Annual Total Returns - Class B

With Sales Load
10.01% Since Inception
9.52% for 10 Years
10.46% for 5 Years
4.04% for 1 Year

Without Sales Load
10.01% Since Inception
9.52% for 10 Years
10.60% for 5 Years
9.04% for 1 Year

Class C    Best Year:   1995    9.82%
           Worst Year:  1997    4.53%

(GRAPH)

Average Annual Total Returns - Class C

With Sales Load
7.45% Since Inception
8.04% for 1 Year

Without Sales Load
7.45% Since Inception
9.04% for 1 Year

Class Z

Average Annual Total Returns - Class Z
14.29% Since Inception
10.22% for 1 Year

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Stephen C. Eyre
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer, CFA
Richard A. Redeker
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Robert C. Rosselot, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

744333105               MF136E
744333204               Cat. #430150J
744333303
744333402